Exhibit 3.19

CERTIFICATE OF FORMATION

OF

PBLR INVESTMENTS LLC

This Certificate of Formation of PBLR Investments LLC (“Company”), dated as of February 8, 2008, is being duly executed and filed pursuant to Section 18-201 of the Delaware Limited Liability Company Act (the “Act”) to form a limited liability company under the Act.

1. Name. The name of the limited liability company is PBLR Investments LLC.

2. Registered Office; Registered Agent. The address of the registered office of the Company required to be maintained by Section 18-104 of the Act is:

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, DE 19801

The name and the address of the registered agent for service of process on the Company required to be maintained by Section 18-104 of the Act are:

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, DE 19801

EXECUTED, as of the date written first above.

PBLR INVESTMENTS LLC

By:	/s/ Gabriel M. Ewing
Gabriel M. Ewing
Authorized Person

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF FORMATION

OF

PBLR INVESTMENTS LLC

February 19, 2008

The undersigned, Authorized Person of PBLR Investments LLC (the “Company”), a limited liability company organized and existing under Section 18-201 of the Delaware Limited Liability Company Act (the “Act”), pursuant to Section 18-202 of the Act does hereby certify that:

1. The name of the limited liability company is PBLR Investments LLC.

2. The Certificate of Formation of the Company dated as of February 8, 2008 is hereby amended by deleting Paragraph 1 in its entirety and replacing it with the following new Paragraph:

“1. The name of the limited liability company is PBLF Investments LLC.”

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to Certificate of Formation as of the date written first above.

PBLR INVESTMENTS LLC

By:	/s/ Gabriel M. Ewing
Gabriel M. Ewing
Authorized Person

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF FORMATION

OF

PBLF INVESTMENTS LLC

February 25, 2008

The undersigned, Authorized Person of PBLF Investments LLC (the “Company”), a limited liability company organized and existing under Section 18-201 of the Delaware Limited Liability Company Act (the “Act”), pursuant to Section 18-202 of the Act does hereby certify that:

1. The name of the limited liability company is PBLF Investments LLC.

2. The Certificate of Formation of the Company dated as of February 8, 2008, as amended as of February 19, 2008, is hereby amended by deleting Paragraph 1 in its entirety and replacing it with the following new Paragraph:

“1. The name of the limited liability company is PBF Investments LLC.”

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to Certificate of Formation as of the date written first above.

PBLF INVESTMENTS LLC

By:	/s/ Gabriel M. Ewing
Gabriel M. Ewing
Authorized Person